UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2006

AMERICAN POWER CONVERSION CORPORATION
(Exact name of registrant as specified in charter)

Massachusetts	1-12432	04-2722013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

132 Fairgrounds Road, West Kingston, Rhode Island 02892
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 401-789-5735

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On February 23, 2006, the Compensation and Stock Option Committee of the Board of Directors of American Power Conversion Corporation (the “Company”) approved payment of annual cash bonuses for 2005 to the named executive officers of the Company listed below:

Name	Title	Bonus
Rodger B. Dowdell, Jr.	Chairman, President and Chief Executive Officer	$230,019.20
Neil E. Rasmussen	Sr. Vice President, Chief Technology Officer and Director	74,653.86
Edward W. Machala	Sr. Vice President, Operations, and Chief Operations Officer	122,157.67
Richard J. Thompson	Sr. Vice President, Finance, and Chief Financial Officer	102,691.80
Aaron L. Davis	Vice President, Marketing & Communications	68,033.60

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN POWER CONVERSION CORPORATION

Dated: March 1, 2006	By:	/s/ Jeffrey J. Giguere
Jeffrey J. Giguere
Vice President & General Counsel